THE LIPPER FUNDS, INC.

                                                    LIPPER HIGH INCOME BOND FUND
                                                         LIPPER U.S. EQUITY FUND
                                                 PRIME LIPPER EUROPE EQUITY FUND



                              SEMI-ANNUAL REPORT
                              --------------------------------------------------
                                                                   June 30, 1997

                          TABLE OF CONTENTS

Shareholder's Letter ....................................     1-4

Portfolio of Investments
 Lipper High Income Bond Fund ...........................    5-10
 Lipper U.S. Equity Fund ................................      11
 Prime Lipper Europe Equity Fund ........................   12-15

Statement of Assets and Liabilities .....................      16

Statement of Operations .................................      17

Statement of Changes in Net Assets ......................      18

Financial Highlights
 Lipper High Income Bond Fund ...........................      19
 Lipper U.S. Equity Fund ................................      20
 Prime Lipper Europe Equity Fund ........................      21

Notes to Financial Statements ...........................   22-26

THE LIPPER FUNDS, INC.                                       SEMI-ANNUAL REPORT
                                                                  JUNE 30, 1997

Dear Shareholder:

     We are pleased to present the semi-annual report for The Lipper Funds, Inc. for the fiscal period ended June 30, 1997. The Lipper Funds currently represent three investment portfolios--The Lipper High Income Bond Fund, The Lipper US Equity Fund and The Prime Lipper Europe Equity Fund. Each Fund is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements of The Lipper Funds, and reviews the performance of each of the Funds for the fiscal period ended June 30, 1997.

                        PERFORMANCE AND PORTFOLIO REVIEW

     Performance as discussed below reflects the performance of each Fund's Premier class of shares. Performance for the Funds' Retail and Group Retirement Plan Shares (illustrated on page 4) differs from Premier Shares performance due to the higher class specific expenses associated with the Retail and Group Retirement Plan classes of shares.

THE LIPPER HIGH INCOME BOND FUND

     The High Income Bond Fund seeks high current income by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB to B-. The Fund seeks to simultaneously manage risk through in-depth credit analysis and portfolio diversification, and by focusing its investments in short-to-intermediate term maturities.

     Bond prices in general suffered during the first quarter of 1997 following a downward trend which began in mid-February due to U.S. inflation concerns and an anticipated increase in the Federal Funds rate. Bond prices improved across all investment grades during May and June of 1997 in response to signs of continued economic expansion, combined with no real signs of inflationary pressures. The Lipper High Income Bond Fund performed well in this environment with the Fund's Premier shares generating a total return of 5.84% for the six month period ended June 30, 1997. This compares favorably to the Fund's benchmark index, the Lehman Intermediate BB Index which generated a total return of 5.30% for the same period. As an additional comparison, the average return of all high yield funds tracked by Morningstar, Inc. was 5.75% for the six month period ended June 30, 1997. On a trailing twelve month basis ending June 30, 1997 the Fund's Premier Shares generated a total return of 14.69%, compared to a total return of 13.01% for the Lehman Intermediate BB Index, and an average 14.61% for all high yield funds tracked by Morningstar, Inc.

     High yield investors, and the Fund in particular, benefited from a combination of a general downward movement in interest rates, continued strong investor demand, and a positive economic environment. The demand for high yield issues remained strong during the first six months of 1997, despite record new issue volume, as investors continued to cross over to high yield investments from investment grade issues in search of incremental yield.

     During the period, Lipper continued to search for attractive yield spreads, focusing on issues in the shorter end of the intermediate spectrum. The Fund's new investments during the six month period were concentrated in shorter-term credits which offered more attractive yield spreads and reduced the portfolio's exposure to changes in interest rates. By the end of the half of 1997, the Fund's assumed average life had been reduced from 5.5 years to approximately 5.0 years.

     Our outlook for The High Income Bond Fund remains positive, as the outlook for moderate economic growth and resultant growth in corporate earnings remains favorable. We believe inflation should not present a major threat to bond investors over the remainder of the year, and interest rates should stay at or near current levels.

     The Lipper High Income Bond Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions.

THE LIPPER U.S. EQUITY FUND

     The Lipper U.S. Equity Fund employs a value-oriented investment strategy designed to seek long-term capital appreciation with safety by investing primarily in large capitalization U.S. equities which are believed to be selling at substantially below their true economic values.

     Most large capitalization U.S. stocks continued to soar during the first six months of 1997, pushing valuation levels, and the Fund's benchmark S&P 500 index to record high levels. With large capitalization stocks at record highs, Lipper took a cautious approach to investing the Fund's capital during the first six months of 1997. Looking back perhaps we were excessively cautious in maintaining large cash balances because we felt that stock prices were too high and therefore risky. We remain committed to our investment approach--building the portfolio from the bottom-up by selecting only those securities which we determine to be significantly undervalued, regardless of market momentum.

     During the first six months ended June 30, 1997, Premier Shares of the Lipper U.S. Equity Fund generated a total return of 6.06%. This compares to an average total return of 13.06% for all domestic equity funds tracked by Morningstar, Inc. over the same period. On a trailing twelve month basis ended June 30, 1997, the Fund's Premier Shares generated a total return or 20.90%, compared to an average 22.18% for all domestic equity funds tracked by Morningstar, Inc. During the six and trailing twelve month periods ended June 30, 1997, the S&P 500 Index generated a total return of 20.60%, and 33.63%, respectively.

     The Fund experienced downward pricing pressure in several important computer and technology holdings during the first quarter, as valuation levels were challenged in both sectors due to concerns about earnings growth. Both sectors turned around during the second quarter of 1997 as the earnings outlooks improved--including the Fund's largest position, IBM which increased 33% in price during the second quarter.

     Given the extraordinary rise in U.S. equity prices, several of the Fund's holdings were sold during the six month period, as they reached our projected target values. Several securities which failed to meet expectations in terms of earnings potential were also sold during the period. As a result, the Fund's cash level during the period was high, both on an absolute and relative basis. At the end of the second half of 1997, the Fund had a cash position of approximately 41%, with the remaining assets of the Fund invested in the technology, computers and computer-related services, financial services and telecommunications sectors. Our high cash position for the period results from the fact that finding individual holdings that meet our criteria of attractive earnings growth at "reasonable" prices have become much more challenging to find.

     The environment for U.S. stocks continues to appear positive in several key respects as a result of moderate economic growth, low interest rates, strong consumer confidence and continued strong capital inflows into the equity markets--and we remain cautiously optimistic about the U.S. market as a whole. However, based on current prices, we believe that the U.S. benchmark valuations in large part reflect an optimistic outlook for corporate earnings. Disappointing news in the form of inflation or less than stellar corporate earnings reports will challenge the new trading levels established for most large capitalization U.S. stocks.

     The U.S. Equity Fund's current holdings continue to reflect our value orientation, representing primarily large capitalization companies which we believe have excellent long-term earnings prospects and low downside risk, even in the current market environment and we are continuously seeking other value-laden stocks. We believe that these select holdings will--over time--reflect their inherent value as they benefit from both strong industry specific fundamentals, and company specific initiatives intended to improve revenues and operating efficiencies.

THE PRIME LIPPER EUROPE EQUITY FUND

     The Prime Lipper Europe Equity Fund seeks long-term capital appreciation through investment in a diversified portfolio consisting primarily of widely-traded, large capitalization European growth stocks. The Fund's investments are selected according to a highly disciplined and structured investment process which targets companies offering the potential for strong earnings growth and capital appreciation. Investments are selected based on a number of criteria including financial strength, competitive position, product lines, and services offered.

     During the first six months of 1997, European equity markets posted attractive returns for U.S. investors, reflecting a positive environment for European stocks. U.S. dollar-based performance was strong for the year despite a continued strengthening of the U.S. dollar against most European currencies. Factors which contributed to this environment included an ongoing economic recovery, a general improvement in corporate earnings, low inflation rates, and lower interest rates across the region. The Prime Lipper Europe Fund performed well in this environment, generating a total return of 10.67% for the six months ended June 30, 1997, compared to an average total return of all European mutual funds tracked by Morningstar, Inc. of 12.53% over the same period. On a trailing twelve month basis ending June 30, 1997, the Fund's Premier Shares generated a total return of 24.88%, compared to an average 22.93% for all European funds tracked by Morningstar, Inc. For the six and trailing twelve month periods ended June 30, 1997, the Morgan Stanley Capital International ("MSCI") Europe Index generated a total return of 14.45% and 30.4%, respectively.

     During the six month period, the Prime Lipper Europe Fund under performed its benchmark primarily as a result of its strategic focus on non-cyclical, well-positioned large capitalization growth stocks. European growth stock prices came under pressure during the first quarter of 1997 following signs of more robust economic growth. The change in economic outlook for Europe caused momentum investors to shift out of growth stocks, resulting in some cases, downward pressure on growth stock prices as investors moved back into more cyclical issues. These events resulted in a relatively flat first quarter period ended March 31, 1997, with the Fund's Premier Shares generating a total return of 1.33% versus a 4.9% for the MSCI Europe Index.

     During the second quarter of 1997, Europe's economic indicators settled and again reflect Prime Lipper's outlook of moderate economic growth. As a result, in the second quarter of 1997, the Fund outperformed the MSCI Europe Index 9.22% versus 9.03%. Prime Lipper's strategy is also showing signs of outperforming other pan-European managers. On a trailing twelve month basis ending June 30, 1997 the Fund received the top performing European Fund ranking within the top quintile in terms of performance for the period by Lipper Analytical Services.

     For the second half of 1997, European stock markets should continue to benefit from a favorable environment for stocks including continued, non-inflationary economic growth, a general downward trend in interest rates, and positive outlook for corporate earnings growth. Corporate earnings growth is currently projected to slightly outpace that of the U.S. as European companies address the changing competitive environment through medium to long-term plans of capital investment and restructuring. Given this outlook, broad market valuations indicate that on a price-to-earnings basis, Europe is currently trading at lower values relative to the U.S. market.

     The Prime Lipper Europe Equity Fund continues to focus its investments on companies with high growth prospects in a sound financial position, offering competitive products or services, leading market share, and competent management which we believe will produce stable and visible earnings growth, superior to the market average. We believe the prospects for the Prime Lipper Europe Equity Fund are positive. The Fund is well-positioned in strong growth stocks which should benefit from both the advancing economic cycle and Europe's progress toward economic and political unity.

     IN CONCLUSION: The Lipper Funds remain dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and consistently applied investment strategy designed to generate positive results and protect principal under various market conditions. We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.


                                            Sincerely,

                                        /s/ KENNETH LIPPER
                                        ---------------------------------------
                                            Kenneth Lipper
                                            President and Chairman of the Board

                             THE LIPPER FUNDS, INC.

     Set forth below is performance information through June 30, 1997 for the various classes of shares of The Lipper Funds, and for their respective indexes. Fee waivers and reimbursements were in effect during the period for each of the Funds, without which total returns would have been lower.

                                           TOTAL RETURN         TOTAL RETURN
                                              FOR THE              FOR THE
                                         SIX MONTHS ENDED    TWELVE MONTHS ENDED
                                         JUNE 30, 1997 (1)    JUNE 30, 1997 (1)
                                         -----------------   -------------------

LIPPER HIGH INCOME BOND FUND

Premier Shares ..........................      5.84%               14.69%
Retail Shares ...........................      5.64                14.31
Group Retirement Plan Shares ............      5.63                14.28
Lehman Intermediate BB Index (1) ........      5.30                13.01

LIPPER U.S. EQUITY FUND

Premier Shares ..........................      6.06                20.90
Retail Shares ...........................      5.89                20.63
Group Retirement Plan Shares ............      5.89                20.70
S&P Index (1) ...........................     20.60                33.63

PRIME LIPPER EUROPE EQUITY FUND

Premier Shares ..........................     10.67                24.88
Retail Shares ...........................     10.58                24.63
Group Retirement Plan Shares ............     10.59                24.55
Morgan Stanley Capital
 International Europe Index (1) .........     14.45                30.47

--------------

(1) The S&P 500 Index, the Morgan Stanley Capital International (MSCI) Europe Index and the Lehman Brothers Intermediate BB Index are unmanaged indices. The MSCI Europe and the S&P 500 Index are indices of common stock from the European and U.S. regions, respectively. The Lehman Brothers Intermediate BB Index is an index of BB Intermediate Bonds. Performance data assumes the reinvestment of dividends, and does not reflect the expenses and management fees incurred by the Funds.

Past performance is not indicative of future results.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 1997 (UNAUDITED)

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    -----------
CORPORATE BONDS (91.2%)
AUTO MANUFACTURING & RELATED (1.9%)
 ++Hawk Corp.
     10.25%, 12/01/03 ...............................  $  650,000    $   671,125
   Hayes Wheels International, Inc.
     11.00%, 07/15/06 ...............................   1,000,000      1,105,000
                                                                     -----------
                                                                       1,776,125
                                                                     -----------
BEVERAGES & BOTTLING (0.7%)
   Delta Beverage Group
     9.75%, 12/15/03 ................................     650,000        680,875
                                                                     -----------
CABLE (6.0%)
   Cablevision Systems Corp.
     10.75%, 04/01/04 ...............................   1,475,000      1,527,672
   Fundy Cable Ltd.
     11.00%, 11/15/05 ...............................     750,000        810,000
   Rogers Communications, Inc.
     10.875%, 04/15/04 ..............................   1,500,000      1,578,750
   Telewest Communications plc
     9.625%, 10/01/06 ...............................   1,000,000      1,035,000
   Videotron Ltd.
     10.25%, 10/15/02 ...............................     500,000        530,000
                                                                     -----------
                                                                       5,481,422
                                                                     -----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (5.2%)
   Amtrol, Inc.
     10.625%, 12/31/06 ..............................   1,000,000      1,057,500
   Communications & Power Industries, Series B
     12.00%, 08/01/05 ...............................     625,000        698,436
   International Knife & Saw, Inc.
     11.375%, 11/15/06 ..............................   1,000,000      1,077,500
   Sequa Corp.
     9.625%, 10/15/99 ...............................   1,850,000      1,905,500
                                                                     -----------
                                                                       4,738,936
                                                                     -----------
CHEMICALS (1.9%)
   Sifto Canada, Inc.
     8.50%, 07/15/00 ................................   1,250,000      1,262,500
   Uniroyal Chemical Co.
     9.00%, 09/01/00 ................................     450,000        469,472
                                                                     -----------
                                                                       1,731,972
                                                                     -----------
COMMERCIAL SERVICES (3.6%)
   Cort Furniture Rental
     12.00%, 09/01/00 ...............................     800,000        884,000
   Host Mar Travel Plaza, Class B
     9.50%, 05/15/05 ................................   1,000,000      1,042,500


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                          FACE
                                                         AMOUNT         VALUE+
                                                       ----------     ----------
COMMERCIAL SERVICES (3.6%) (Continued)
   Pierce Leahy Corp.
     9.125%, 07/15/07 ...............................  $  350,000     $  350,000
 ++Rose Hills Acquisition
     9.50%, 11/15/04 ................................   1,000,000      1,040,000
                                                                      ----------
                                                                       3,316,500
                                                                      ----------
CONSUMER PRODUCTS (5.1%)
   Coty, Inc.
     10.25%, 05/01/05 ...............................     600,000        643,500
   Harman International
     12.00%, 08/01/02 ...............................     300,000        319,500
   Herff Jones, Inc.
     11.00%, 08/15/05 ...............................   1,000,000      1,085,000
   Sealy Corp.
     10.25%, 05/01/03 ...............................   1,045,000      1,086,800
   Selmer Co., Inc.
     11.00%, 05/15/05 ...............................     500,000        552,500
 @ Sola Group Ltd.
     6.00%, 12/15/03 ................................     750,000        731,250
   Syratech Corp.
     11.00%, 04/15/07 ...............................     250,000        266,875
                                                                      ----------
                                                                       4,685,425
                                                                      ----------
CONTAINER/PACKAGE MANUFACTURING (1.2%)
 ++Tekni-Plex, Inc.
     11.25%, 04/01/07 ...............................   1,000,000      1,085,000
                                                                      ----------
ENERGY (1.4%)
   AES Corp.
     9.75%, 06/15/00 ................................   1,225,000      1,270,937
                                                                      ----------
ENTERTAINMENT (3.0%)
   AMF Group, Inc., Series B
     10.875%, 03/15/06 ..............................   1,000,000      1,085,000
   Premier Parks
     12.00%, 08/15/03 ...............................   1,500,000      1,661,250
                                                                      ----------
                                                                       2,746,250
                                                                      ----------
ENVIRONMENTAL SERVICES (1.2%)
 ++Allied Waste N.A.
     10.25%, 12/01/06 ...............................   1,000,000      1,073,750
                                                                      ----------
FINANCIAL INSTITUTIONS (4.1%)
   Aames Financial Corp.
     9.125%, 11/01/03 ...............................   1,250,000      1,281,250
   Americredit Corp.
     9.25%, 02/01/04 ................................   1,500,000      1,462,500
   DVI, Inc.
     9.875%, 02/01/04 ...............................   1,000,000      1,007,500
                                                                      ----------
                                                                       3,751,250
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                          FACE
                                                         AMOUNT         VALUE+
                                                       ----------     ----------
FOOD & FOOD SERVICES (5.4%)
   Canandaigua Wine, Inc.
     8.75%, 12/15/03 ................................  $  875,000     $  879,375
   Carrols Corp.
     11.50%, 08/15/03 ...............................   1,500,000      1,608,750
   Keebler Corp.
    10.75%, 07/01/06 ................................     375,000        401,719
   Rykoff Sexton, Inc.
     8.875%, 11/01/03 ...............................   1,125,000      1,139,062
   SC International Services, Inc.
     13.00%, 10/01/05 ...............................     825,000        948,750
                                                                      ----------
                                                                       4,977,656
                                                                      ----------
HEALTHCARE SERVICES & RELATED (3.0%)
   Quorum Health Group, Inc.
     8.75%, 11/01/05 ................................     650,000        670,313
   Regency Health Services, Inc.
     9.875%, 10/15/02 ...............................   1,500,000      1,541,250
   Universal Health Services, Inc.
     8.75%, 08/15/05 ................................     500,000        527,500
                                                                      ----------
                                                                       2,739,063
                                                                      ----------
HOMEBUILDING & BUILDING MATERIALS (6.4%)
   Congoleum Corp.
     9.00%, 02/01/01 ................................   1,500,000      1,518,750
   Johns Manville International Group
     10.875%, 12/15/04 ..............................     750,000        835,313
   Kaufman & Broad Home Corp.
     10.375%, 09/01/99 ..............................     430,000        436,450
   Nortek, Inc.
     9.875%, 03/01/04 ...............................   1,000,000      1,022,500
   Ryland Group
     10.50%, 07/15/02 ...............................   1,000,000      1,030,000
   Triangle Pacific Corp.
     10.50%, 08/01/03 ...............................   1,000,000      1,065,000
                                                                      ----------
                                                                       5,908,013
                                                                      ----------
HOTELS (1.4%)
   Orient Express Hotels, Inc.
     10.25%, 09/01/98 ...............................     272,000        274,380
   Red Roof Inns, Inc.
     9.625%, 12/15/03 ...............................   1,000,000      1,035,000
                                                                      ----------
                                                                       1,309,380
                                                                      ----------
MEDIA (2.1%)
   Heritage Media Corp.
     11.00%, 06/15/02 ...............................   1,850,000      1,963,313
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                         FACE
                                                        AMOUNT          VALUE+
                                                      -----------    -----------
METALS (3.9%)
   Armco, Inc.
    9.375%, 11/01/00 ...............................  $ 1,350,000    $ 1,390,500
   GS Technologies Operating Co.
    12.25%, 10/01/05 ...............................    1,000,000      1,097,500
   Ivaco, Inc.
    11.50%, 09/15/05 ...............................    1,025,000      1,096,750
                                                                     -----------
                                                                       3,584,750
                                                                     -----------
MULTIMEDIA (4.0%)
   Ackerly Communications, Inc.
    10.75%, 10/01/03 ...............................    1,525,000      1,639,375
   Outdoor Systems, Inc., Series B
    9.375%, 10/15/06 ...............................    1,250,000      1,268,750
    Valassis Inserts, Inc.
    9.375%, 03/15/99 ...............................      750,000        778,605
                                                                     -----------
                                                                       3,686,730
                                                                     -----------
OIL & GAS (11.0%)
   Coda Energy, Inc.
    10.50%, 04/01/06 ...............................      500,000        531,875
   Ferrell Gas Inc.
    10.00%, 08/01/01 ...............................    1,800,000      1,881,000
   Giant Industries
    9.75%, 11/15/03 ................................      700,000        721,000
   Global Marine, Inc.
    12.75%, 12/15/99 ...............................    1,250,000      1,315,625
   Gulf Canada Resources Ltd.
    9.25%, 01/15/04 ................................    1,000,000      1,053,750
   Nuevo Energy Co.
    9.50%, 04/15/06 ................................    1,000,000      1,045,000
   Pride Petroleum Services, Inc.
    9.375%, 05/01/07 ...............................      650,000        674,375
   United Meridian Corp.
    10.375%, 10/15/05 ..............................    1,000,000      1,087,500
   Veritas DGC, Inc.
    9.75%, 10/15/03 ................................    1,700,000      1,785,000
                                                                     -----------
                                                                      10,095,125
                                                                     -----------
PUBLISHING (2.5%)
   K-III Communications Corp.
    10.25%, 06/01/04 ...............................    1,125,000      1,192,500
    Newsquest Capital plc
    11.00%, 05/01/06 ...............................    1,000,000      1,095,000
                                                                     -----------
                                                                       2,287,500
                                                                     -----------



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                          FACE
                                                         AMOUNT         VALUE+
                                                      -----------    -----------
RETAILERS (3.5%)
   Ann Taylor Inc.
    8.75%, 06/15/00 ................................  $ 1,350,000    $ 1,365,188
   K Mart Corp.
    12.50%, 03/01/05 ...............................      750,000        903,750
 ++Leslie's Poolmart
    10.375%, 07/15/04 ..............................      500,000        512,500
   Southland Corp.
    5.00%, 12/15/03 ................................      550,000        466,125
                                                                      ----------
                                                                       3,247,563
                                                                      ----------
SUPERMARKETS (1.4%)
   Jitney-Jungle Stores
    12.00%, 03/01/06 ...............................    1,150,000      1,288,000
                                                                      ----------
TECHNOLOGY (3.0%)
   Clark-Schwebel, Inc.
    10.50%, 04/15/06 ...............................      750,000        806,250
   Plantronics, Inc.
    10.00%, 01/15/01 ...............................    1,825,000      1,907,125
                                                                      ----------
                                                                       2,713,375
                                                                      ----------
TEXTILE/APPAREL MANUFACTURING (4.2%)
   Dominion Textile, Inc.
    8.875%, 11/01/03 ...............................      675,000        695,250
 ++Glenoit Corp.
    11.00%, 04/15/07 ...............................    1,000,000      1,052,500
   Interface, Inc., Series B
    9.50%, 11/15/05 ................................      250,000        262,500
   Pillowtex Corp.
    10.00%, 11/15/06 ...............................      750,000        787,500
   Westpoint Stevens, Inc.
    9.375%, 12/15/05 ...............................    1,000,000      1,045,000
                                                                      ----------
                                                                       3,842,750
                                                                      ----------
TRANSPORTATION (4.1%)
   Ameritruck Distribution Corp., Series B
    12.25%, 11/15/05 ...............................    1,000,000      1,022,500
   Continental Airlines, Inc.
    9.50%, 12/15/01 ................................      750,000        787,500
   Sea Containers Ltd.
    9.50%, 07/01/03 ................................      750,000        780,000
   Sea Containers Ltd., Series A
    12.50%, 12/01/04 ...............................    1,000,000      1,130,000
                                                                      ----------
                                                                       3,720,000
                                                                      ----------
TOTAL CORPORATE BONDS (COST $81,186,911) ...........                  83,701,660
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                        FACE
                                                       AMOUNT         VALUE+
                                                     -----------   ------------
CONVERTIBLE BONDS (2.2%)
AUTO MANUFACTURING & RELATED (0.7%)
 ++Exide Corp.
    2.90%, 12/15/05 ..............................   $ 1,000,000   $    627,500
                                                                   ------------
HEALTHCARE SERVICES & RELATED (1.5%)
   Novacare, Inc.
    5.50%, 01/15/00 ..............................     1,500,000      1,412,820
                                                                   ------------
TOTAL CONVERTIBLE BONDS (COST $1,953,808) ........                    2,040,320
                                                                   ------------
SHORT-TERM INVESTMENT (36.6%)
U.S. TREASURY BILL (36.6%)
   *4.94%, 09/25/97 (COST $33,600,344) ...........    34,009,000     33,597,899
                                                                   ------------
TOTAL INVESTMENTS (130.0%) (COST $116,741,063) ...                  119,339,879
NET OTHER ASSETS AND LIABILITIES (-30.0%) ........                  (27,525,600)
                                                                   ------------
NET ASSETS (100%) ................................                 $ 91,814,279
                                                                   ============

------------

+  See Note A to Financial Statements.
*  Interest rate disclosed represents yield at time of purchase.
@ Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity.
++ 144A Security--certain conditions for public resale may exist.



    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 1997 (UNAUDITED)

                                                           SHARES       VALUE+
                                                           ------    -----------
COMMON STOCKS (59.0%)
CONSUMER CYCLICAL (4.6%)
   General Motors Corp., Class H .................         12,900   $   744,975
                                                                    -----------
FINANCE (5.1%)
   Chase Manhattan Corp. .........................          8,600       834,738
                                                                    -----------
TECHNOLOGY (30.8%)
   Electronic Data Systems Corp. .................         18,000       738,000
   Hewlett-Packard Co. ...........................         12,400       694,400
 @ International Business Machines Corp, .........         20,000     1,803,750
 @ Motorola, Inc. ................................         11,000       836,000
 @ Xerox Corp. ...................................         12,000       946,500
                                                                    -----------
                                                                      5,018,650
                                                                    -----------
TELECOMMUNICATIONS (18.5%)
   AT&T Corp. ....................................         19,000       666,187
 * LCI International, Inc. .......................         36,100       789,688
 * Loral Space & Communications ..................         45,200       678,000
   Qwest Communications International Inc. .......          5,200       141,050
 * Teleport Communications Group Inc., Class A ...         21,900       744,600
                                                                    -----------
                                                                      3,019,525
                                                                    -----------
TOTAL COMMON STOCKS (COST $7,194,087) ............                    9,617,888
                                                                    -----------

                                                          FACE
                                                         AMOUNT
                                                         ------
SHORT-TERM INVESTMENTS (41.4%)
 ** U.S. Treasury Bill 4.94%, 09/25/97
   (COST $6,749,906) .............................     $6,832,000     6,749,906
                                                                    -----------
TOTAL INVESTMENTS (100.4%) (COST $13,943,993) ....                   16,367,794
NET OTHER ASSETS AND LIABILITIES (-0.4%) .........                      (61,098)
                                                                    -----------
NET ASSETS (100%) ................................                  $16,306,696
                                                                    ===========

                                                           NO. OF
                                                         CONTRACTS
                                                         ---------
WRITTEN CALL OPTIONS
International Business Machines Corp., expiring
  07/19/97, Strike Price $85 .....................            200    $  135,000
Motorola, Inc., expiring 10/18/97,
  Strike Price $60 ...............................            110       199,375
Xerox Corp., expiring 10/18/97, Strike Price $65 .            120       183,000
                                                                    -----------
TOTAL WRITTEN CALL OPTIONS (PREMIUM RECEIVED
  $206,781) ......................................                   $  517,375
                                                                    -----------

-------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
**  Interest rate disclosed represents yield at time of purchase.
 @ All, or a portion of these shares, can not be sold pending expiration or repurchase of written call options.



    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 1997 (UNAUDITED)

                                                         SHARES        VALUE+
                                                         ------     -----------
COMMON AND PREFERRED STOCKS (97.5%)
BELGIUM (1.7%)
    Credit Communal de Belique Holding--DEXIA ........   12,000    $ 1,290,125
                                                                   -----------
DENMARK (1.1%)
   Danisco A/S .......................................   14,120        864,573
                                                                   -----------
FINLAND (1.4%)
   Oy Nokia AB, Preferred ............................   14,320      1,069,410
                                                                   -----------
FRANCE (11.9%)
   Carrefour Supermarche S.A. ........................    1,250        908,704
   Castorama Dubois Investissement, S.A. .............    5,100        718,395
   Cetelem, S.A. .....................................    7,960      1,001,949
   Grand Optical Photoservice ........................    4,000        607,733
   L'Oreal, S.A. .....................................    2,218        935,406
   LVMH, S.A. ........................................    3,155        849,072
   Promodes, S.A. ....................................    2,500        974,706
   Sanofi S.A. .......................................    8,000        784,875
   Scor S.A. .........................................   17,500        705,246
   Societe Technip S.A. ..............................    6,000        696,985
   Total S.A., B shares ..............................    8,390        848,860
                                                                   -----------
                                                                     9,031,931
                                                                   -----------
GERMANY (15.0%)
   Allianz Holding, AG ...............................    5,500      1,175,686
   Altana AG .........................................    1,300      1,395,042
   Bayer AG ..........................................   34,000      1,311,144
   Bayerische Motoren Werke AG .......................    1,100        907,724
   BHW Holding AG ....................................   50,000        846,436
   Mannesmann AG .....................................    2,665      1,191,343
   Muenchener Rueckversicherungs-Gesellschaft AG .....      370      1,048,893
   SAP AG ............................................    7,000      1,444,107
   Siemens AG ........................................   16,950      1,015,969
   VEBA AG ...........................................   20,070      1,134,451
                                                                   -----------
                                                                    11,470,795
                                                                   -----------
IRELAND (1.1%)
   Bank of Ireland ...................................   76,720        842,066
                                                                   -----------
ITALY (5.4%)
   Edison S.p.A. .....................................   84,590        420,340
   ENI S.p.A. ........................................  109,190        617,663
   Italgas S.p.A. ....................................  151,720        490,426
   Parmalat Finanziaria S.p.A. .......................  323,612        457,412
   Rinascente S.p.A. .................................   73,670        408,941
   Societa Assicuratrice Industriale S.p.A. ..........   55,060        425,854
   Stet Societa Finanziaria Telefonica S.p.A. ........  113,730        661,726
   Telecom Italia Mobile S.p.A. ......................  186,080        601,493
                                                                   -----------
                                                                     4,083,855
                                                                   -----------



    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                           SHARES       VALUE+
NETHERLANDS (7.6%)                                        --------    ----------
   Aegon N.V. ...........................................   8,300     $  580,360
 * Baan Company N.V. ....................................   7,500        509,111
   Elsevier N.V. ........................................  40,450        677,160
   Getronics N.V. .......................................  15,700        508,028
   ING Groep N.V., Certificate shares ...................  14,312        661,071
   Koninklijke Ahold N.V. ...............................   9,320        787,726
   Nutricia Verenigde Bedrijven N.V. ....................   4,415        698,540
   Koninklijke PTT Nederland N.V. .......................  16,000        628,796
   Wolters Kluwer N.V. ..................................   6,140        748,972
                                                                      ----------
                                                                       5,799,764
                                                                      ----------
SPAIN (4.1%)
   Banco Santander S.A. .................................  17,800        549,480
   Centros Comerciales Pryca, S.A. ......................  20,500        444,652
   Corporacion Mapfre, Registered shares ................   8,200        437,125
   Empresa Nacional de Electricidad, Registered shares ..   6,900        580,356
   Gas Natural SDG ......................................   2,700        590,964
 * Sol Melia, S.A. ......................................  13,000        534,779
                                                                      ----------
                                                                       3,137,356
                                                                      ----------
SWEDEN (4.5%)
   Astra AB, Class B ....................................  77,520      1,378,486
   Ericsson LM, Class B .................................  28,640      1,127,836
   Sandvik AB, Class B ..................................  31,720        900,437
                                                                      ----------
                                                                       3,406,759
                                                                      ----------
SWITZERLAND (11.2%)
   Adecco S.A., Bearer ..................................   3,700      1,421,222
   Nestle S.A., Registered ..............................   1,050      1,387,132
   Novartis AG, Registered ..............................     950      1,520,886
   Roche Holding AG, Participation Certificates .........     145      1,313,345
   Schweizerische Bankgesellschaft (UBS), Bearer ........   1,350      1,546,402
   Zurich Versicherungsgesellschaft Oil, Registered .....   3,400      1,354,963
                                                                      ----------
                                                                       8,543,950
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

                                                           SHARES       VALUE+
                                                           ------    -----------
UNITED KINGDOM (32.5%)
   Abbey National plc ...................................   71,620   $   977,422
   Boots plc ............................................   90,975     1,066,687
   British Airways plc ..................................   92,420     1,052,867
   British Petroleum plc ................................   89,160     1,108,472
   British Telecom plc ..................................  146,700     1,088,927
   Cadbury Schweppes plc ................................  115,639     1,031,580
   Carlton Communications plc ...........................  123,700     1,046,874
   Compass Group plc ....................................   80,000       894,732
   Electrocomponents plc ................................  149,220     1,110,116
   EMI Group plc ........................................   51,660       928,564
   HSBC Holdings plc ....................................   33,000     1,015,237
   Legal & General Group plc ............................  143,625       972,878
   Lloyds TSB Group plc .................................  101,323     1,040,464
   Marks & Spencer plc ..................................  134,330     1,113,362
   Medeva plc ...........................................  200,000       855,455
   Misys plc ............................................   52,000     1,169,210
   Reed International plc ...............................  110,500     1,066,656
   Reuters Holdings plc .................................   97,158     1,023,567
   Siebe plc ............................................   77,740     1,317,123
   SmithKline Beecham plc ...............................   67,981     1,250,778
   Smiths Industries plc ................................   97,000     1,239,844
   Vodafone Group plc ...................................  264,560     1,290,107
   Zeneca Group plc .....................................   35,000     1,156,861
                                                                     -----------
                                                                      24,817,783
                                                                     -----------
TOTAL COMMON AND PREFERRED STOCKS (COST $56,475,681) ....             74,358,367
                                                                     -----------
RIGHTS (0.0%)

ITALY (0.0%)
* Rinascente "A", expiring 7/23/97 ......................   73,670         3,195
* Rinascente "B", expiring 7/23/97 ......................   73,670        11,872
                                                                     -----------
TOTAL RIGHTS (COST $0) ..................................                 15,067
                                                                     -----------
TOTAL INVESTMENTS (97.5%) (COST $56,475,681) ............             74,373,434
NET OTHER ASSETS AND LIABILITIES (2.5%) .................              1,934,379
                                                                     -----------
NET ASSETS (100%) .......................................            $76,307,813
                                                                     ===========

-------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1997 (UNAUDITED)

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                        PERCENT OF
                                                           NET
INDUSTRY                                                  ASSETS        VALUE
--------                                                ----------   ----------
Automobiles ........................................        1.2%     $  907,724
Banking ............................................       10.6       8,107,632
Beverage & Tobacco .................................        1.1         849,072
Broadcast & Publishing .............................        4.6       3,539,662
Building Materials .................................        0.9         696,985
Business & Public Services .........................        8.5       6,461,948
Chemicals ..........................................        1.7       1,311,144
Data Processing ....................................        0.7         508,028
Electrical/Electronics .............................        2.8       2,143,805
Electrical/Components/Instruments ..................        2.9       2,179,526
Energy Sources .....................................        3.4       2,574,995
Financial Services .................................        1.3       1,001,949
Food & Household Products ..........................        5.8       4,439,237
Health & Personal Care .............................       13.9      10,591,133
Insurance ..........................................        9.7       7,362,075
Leisure & Tourism ..................................        0.7         534,779
Machinery & Engineering ............................        3.2       2,431,187
Merchandising ......................................        9.2       7,045,974
Multi-Industry .....................................        1.7       1,317,123
Recreation & Other Consumer Goods ..................        1.2         928,565
Steel & Metals .....................................        1.2         900,437
Telecommunications .................................        5.6       4,271,050
Transportation .....................................        1.4       1,052,867
Utilities--Electric-Gas ............................        4.2       3,216,537
                                                          -----     -----------
Total Investments ..................................       97.5      74,373,434
Net Other Assets and Liabilities ...................        2.5       1,934,379
                                                          -----     -----------
Net Assets .........................................      100.0%    $76,307,813
                                                          =====     ===========



    The accompanying notes are an integral part of the financial statements.

                                               THE LIPPER FUNDS, INC.
                                        STATEMENT OF ASSETS AND LIABILITIES
                                             JUNE 30, 1997 (UNAUDITED)


                                                                      LIPPER             LIPPER        PRIME LIPPER
                                                                    HIGH INCOME        U.S. EQUITY     EUROPE EQUITY
                                                                     BOND FUND            FUND             FUND
                                                                    ------------       -----------     -------------
ASSETS:
 Investments, at value (Note A) .................................   $119,339,879       $16,367,794      $74,373,434
 Cash ...........................................................          1,116               221        2,328,697
 Interest Receivable ............................................      1,943,874               --               --
 Dividends Receivable ...........................................            --             17,853          256,723
 Foreign Withholding Tax Reclaim Receivable .....................            --                --            85,125
 Receivable for Investments Sold ................................      1,897,253           396,657          886,267
 Deferred Organization Costs (Note A) ...........................         69,130            64,517           69,130
 Prepaid Assets .................................................            583                39              289
                                                                    ------------       -----------      -----------
    TOTAL ASSETS ................................................    123,251,835        16,847,081       77,999,665
                                                                    ------------       -----------      -----------
LIABILITIES:
 Payable for Investments Purchased ..............................        350,000               --         1,551,155
 Payable for Fund Shares Redeemed ...............................     30,909,964               --               --
 Written Call Options, at value (premiums received $206,781) ....            --            517,375              --
 Custodian Fees Payable .........................................          3,989             1,658           10,411
 Investment Advisory Fees Payable (Note B) ......................         64,514             3,986           65,768
 Administrative Fees Payable (Note C) ...........................         24,006             6,156           14,280
 Directors' Fees Payable (Note D) ...............................          6,918               905            4,199
 Distribution Fees Payable--Retail Shares (Note E) ..............          2,730             2,159            1,868
 Shareholder Servicing Fees Payable--Group Retirement Plan Shares
  (Note E) ......................................................          6,278             1,568              743
 Other Liabilities ..............................................         69,157             6,578           43,428
                                                                    ------------       -----------      -----------
    TOTAL LIABILITIES ...........................................     31,437,556           540,385        1,691,852
                                                                    ------------       -----------      -----------
NET ASSETS ......................................................   $ 91,814,279       $16,306,696      $76,307,813
                                                                    ============       ===========      ===========
NET ASSETS CONSIST OF:
 Paid in Captial ................................................   $ 86,779,090       $13,772,985      $54,460,465
 Undistributed Net Investment Income ............................        860,226           109,302          416,478
 Accumulated Net Realized Gain ..................................      1,576,147           311,202        3,535,043
 Unrealized Appreciation on Investments, Written Options
  and Foreign Currency Translations .............................      2,598,816         2,113,207       17,895,827
                                                                    ------------       -----------      -----------
                                                                    $ 91,814,279       $16,306,696      $76,307,813
                                                                    ============       ===========      ===========
PREMIER SHARES:
 Net Assets .....................................................   $ 87,233,115       $14,942,876      $75,097,875
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,333) ....................................      8,391,614         1,237,776        6,030,559
 Net Asset Value, Offering and Redemption Price Per Share .......   $      10.40       $     12.07      $     12.45
                                                                    ============       ===========      ===========
RETAIL SHARES:
 Net Assets .....................................................   $  2,036,562       $   724,816      $   918,248
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,333) ....................................        196,075            60,143           73,826
 Net Asset Value, Offering and Redemption Price Per Share .......   $      10.39       $     12.05      $     12.44
                                                                    ============       ===========      ===========
GROUP RETIREMENT PLAN SHARES:
 Net Assets .....................................................   $  2,544,602       $   639,004      $   291,690
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,334) ....................................        244,971            53,024           23,463
 Net Asset Value, Offering and Redemption Price Per Share .......   $      10.39       $     12.05      $     12.43
                                                                    ============       ===========      ===========
 Investments at Cost ............................................   $116,741,063       $13,943,993      $56,475,681
                                                                    ============       ===========      ===========

    The accompanying notes are an integral part of the financial statements.

                                                       THE LIPPER FUNDS, INC.
                                                       STATEMENT OF OPERATIONS
                                           FOR THE PERIOD ENDED JUNE 30, 1997 (UNAUDITED)

                                                                              LIPPER               LIPPER              PRIME LIPPER
                                                                            HIGH INCOME          U.S. EQUITY           EUROPE EQUITY
                                                                             BOND FUND*             FUND**                 FUND***
                                                                            -----------          -----------           -------------
INVESTMENT INCOME
 Dividends ......................................................           $      --             $   75,730             $1,107,176
 Interest .......................................................            5,473,351               118,688                 36,506
 Less: Foreign Taxes Withheld ...................................                  --                    --                (158,531)
                                                                            ----------            ----------             ----------
    Total Income ................................................            5,473,351               194,418                985,151
                                                                            ----------            ----------             ----------
EXPENSES
 Investment Advisory Fees (Note B)
  Basic Fee ..................................................... $426,366                $63,744              $383,866
  Less: Fee Waived ..............................................  (99,643)    326,723    (59,758)     3,986    (15,119)    368,747
 Administrative Fees (Note C) ................................... --------     135,250    -------     36,856   --------      81,725
 Directors' Fees (Note D) .......................................               11,605                 1,534                  7,184
 Distribution Fees--Retail Shares (Note E) ......................                1,980                 1,131                  1,038
 Servicing Fees--Group Retirement Plan Shares (Note E) ..........                3,535                 1,069                    550
 Custodian Fees .................................................                8,111                 4,317                 32,013
 Auditing Fees ..................................................               20,904                 2,443                 12,847
 Legal Fees .....................................................               14,718                 1,936                  9,045
 Registration and Filing Fees ...................................               23,525                19,032                 20,564
 Amortization of Organization Costs (Note A) ....................                9,133                 9,122                  9,133
 Other Expenses .................................................               18,484                 3,245                 16,859
                                                                            ----------            ----------             ----------
    Total Expenses ..............................................              573,968                84,671                559,705
                                                                            ----------            ----------             ----------
    NET INVESTMENT INCOME .......................................            4,899,383               109,747                425,446
                                                                            ----------            ----------             ----------
NET REALIZED GAIN (LOSS) FROM:
 Investments Sold ...............................................            1,573,352               275,533              3,088,830
 Written Options ................................................                  --                120,922                    --
 Foreign Currency Transactions ..................................                  --                    --                 (71,587)
                                                                            ----------            ----------             ----------
 TOTAL NET REALIZED GAIN ........................................            1,573,352               396,455              3,017,243
                                                                            ----------            ----------             ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
 Investments ....................................................               55,065               797,048              4,065,919
 Written Options ................................................                  --               (301,061)                   --
 Foreign Currency Translations ..................................                  --                    --                  (6,419)
                                                                            ----------            ----------             ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ..............               55,065               495,987              4,059,500
                                                                            ----------            ----------             ----------
TOTAL REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ...........................            1,628,417               892,442              7,076,743
                                                                            ----------            ----------             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............           $6,527,800            $1,002,189             $7,502,189
                                                                            ==========            ==========             ==========
----------------

  *  The Lipper High Income Bond Fund commenced operations on April 1, 1996.

 **  The Lipper U.S. Equity Fund commenced operations on January 2, 1996.

***  The Prime Lipper Europe Equity Fund commenced operations on April 1, 1996.



                              The accompanying notes are an integral part of the financial statements.

                                                       THE LIPPER FUNDS, INC.
                                                 STATEMENT OF CHANGES IN NET ASSETS
                                           FOR THE PERIOD ENDED JUNE 30, 1997 (UNAUDITED)

                                                   LIPPER HIGH INCOME              LIPPER U.S.                 PRIME LIPPER
                                                       BOND FUND*                 EQUITY FUND**            EUROPE EQUITY FUND***
                                             ---------------------------    -------------------------    -------------------------
                                              SIX MONTHS                    SIX MONTHS                   SIX MONTHS
                                                 ENDED       PERIOD ENDED      ENDED       YEAR ENDED       ENDED      PERIOD ENDED
                                             JUNE 30, 1997   DECEMBER 31,  JUNE 30, 1997  DECEMBER 31,  JUNE 30, 1997  DECEMBER 31,
                                              (UNAUDITED)       1996        (UNAUDITED)      1996        (UNAUDITED)      1996
                                             ------------   ------------    -----------   -----------    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:
  Net Investment Income ...................  $  4,899,383   $  6,542,947    $   109,747   $   194,642    $   425,446   $   217,605
  Net Realized Gain .......................     1,573,352        349,656        396,455       389,102      3,017,243     2,536,039
  Net Change in Unrealized Appreciation/
   Depreciation ...........................        55,065      2,206,383        495,987     1,617,220      4,059,500     6,248,392
                                             ------------   ------------    -----------   -----------    -----------   -----------
  Net Increase in Net Assets
   Resulting from Operations ..............     6,527,800      9,098,986      1,002,189     2,200,964      7,502,189     9,002,036
                                             ------------   ------------    -----------   -----------    -----------   -----------
DISTRIBUTIONS:
 PREMIER SHARES:
  From net investment income ..............    (3,883,760)    (6,418,067)           --       (197,998)           --       (112,430)
  In excess of net investment income ......         --             --               --           (445)           --         (8,968)
  From net realized gains .................         --          (336,936)           --       (352,126)           --     (2,105,589)
  In excess of net realized gains .........         --             --               --        (78,607)           --           --
 RETAIL SHARES:
  From net investment income ..............       (55,411)       (33,219)           --         (8,629)           --           (583)
  From net realized gains .................         --            (2,731)           --        (21,286)           --        (24,560)
  In excess of net realized gains .........         --             --               --         (3,826)           --            --
 GROUP RETIREMENT PLAN SHARES:
  From net investment income ..............      (100,402)      (105,226)           --         (6,620)           --           (180)
  From net realized gains .................         --            (7,194)           --        (15,690)           --         (6,483)
  In excess of net realized gains .........         --             --               --         (2,820)           --           --
                                             ------------   ------------    -----------   -----------    -----------   -----------
    Total Distributions ...................    (4,039,573)    (6,903,373)           --       (688,047)           --     (2,258,793)
                                             ------------   ------------    -----------   -----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
 PREMIUM SHARES:
  Issued--Regular .........................    19,154,569     51,337,878      2,693,172    13,421,010      9,320,211    11,734,044
        --Distributions Reinvested ........     3,309,940      6,181,966            --        635,822            --      2,231,361
        --Contribution from Partnerships ..        --         74,518,244            --            --             --     47,208,423
  Redeemed ................................   (40,576,319)   (31,229,026)    (3,745,376)     (477,485)    (4,506,325)   (4,901,018)
                                             ------------   ------------    -----------   -----------    -----------   -----------
  Net Increase (Decrease) in Premier
   Shares Transactions ....................   (18,111,810)   100,809,062     (1,052,204)   13,579,347      4,813,886    56,272,810
                                             ------------   ------------    -----------   -----------    -----------   -----------
 RETAIL SHARES:
  Issued--Regular .........................     1,128,090        859,030        391,499       538,500        209,429       533,316
        --Distributions Reinvested ........        40,355         19,312            --         29,915            --         20,769
  Redeemed ................................        (8,717)       (47,408)      (337,472)          --             --           --
                                             ------------   ------------    -----------   -----------    -----------   -----------
  Net Increase in Retail
   Shares Transactions ....................     1,159,728        830,934         54,027       568,415        209,429       554,085
                                             ------------   ------------    -----------   -----------    -----------   -----------
 GROUP RETIREMENT PLAN SHARES:
  Issued--Regular .........................       942,571      2,040,052        641,538       380,652        366,446       168,832
        --Distributions Reinvested ........       100,402        112,419            --         22,310            --          6,664
  Redeemed ................................      (752,919)         --          (502,495)          --        (329,771)         --
                                             ------------   ------------    -----------   -----------    -----------   -----------
  Net Increase in Group
   Retirement Plan Shares Transactions ....       290,054      2,152,471        139,043       402,962         36,675       175,496
                                             ------------   ------------    -----------   -----------    -----------   -----------
  Net Increase in Net Assets from
   Capital Share Transactions .............   (16,662,028)   103,792,467       (859,134)   14,550,724      5,059,990    57,002,391
                                             ------------   ------------    -----------   -----------    -----------   -----------
 TOTAL INCREASE (DECREASE) ................   (14,173,801)   105,988,080        143,055    16,063,641     12,562,179    63,745,634

NET ASSETS:
 Beginning of Period ......................   105,988,080          --        16,163,641       100,000     63,745,634          --
                                             ------------   ------------    -----------   -----------    -----------   -----------
 End of Period (A) ........................  $ 91,814,279   $105,988,080    $16,306,696   $16,163,641    $76,307,813   $63,745,634
                                             ============   ============    ===========   ===========    ===========   ===========
(A) Includes undistributed (distributions
    in excess of) net investment income
    (loss) ................................  $    860,226   $        416    $   109,302   $      (445)   $   416,478   $    (8,968)
                                             ============   ============    ===========   ===========    ===========   ===========
----------------

  *  The Lipper High Income Bond Fund commenced operations on April 1, 1996.

 **  The Lipper U.S. Equity Fund commenced operations on January 2, 1996.

***  The Prime Lipper Europe Equity Fund commenced operations on April 1, 1996.



                              The accompanying notes are an integral part of the financial statements.

                                                    LIPPER HIGH INCOME BOND FUND
                                                        FINANCIAL HIGHLIGHTS
                                                  SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD. (UNAUDITED)


                                                                                                            GROUP         GROUP
                                                                                                         RETIREMENT    RETIREMENT
                                           PREMIER SHARES  PREMIER SHARES  RETAIL SHARES  RETAIL SHARES  PLAN SHARES   PLAN SHARES
                                           --------------  --------------  -------------  -------------  -----------   -----------
                                               FOR THE        APRIL 1,        FOR THE      APRIL 11,       FOR THE      APRIL 12,
                                             SIX MONTHS        1996**       SIX MONTHS      1996***      SIX MONTHS      1996***
                                                ENDED            TO            ENDED          TO            ENDED           TO
                                            JUNE 30, 1997   DECEMBER 31,   JUNE 30, 1997  DECEMBER 31,  JUNE 30, 1997  DECEMBER 31,
                                             (UNAUDITED)        1996        (UNAUDITED)      1996        (UNAUDITED)       1996
                                            -------------   ------------   -------------  ------------  -------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD .....     $10.18          $10.00          $10.18        $ 9.91        $10.18         $ 9.93
                                               ------          ------          ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ..............       1.38            0.68            0.97          0.62          1.24           0.62
  Net Realized and Unrealized Gain (Loss)
    on Investments .......................      (0.80)           0.21           (0.41)         0.34         (0.68)          0.32
                                               ------          ------          ------        ------        ------         ------
      Total From Investment Operations ...       0.58            0.89            0.56          0.96          0.56           0.94
                                               ------          ------          ------        ------        ------         ------
DISTRIBUTIONS:
  Net Investment Income ..................      (0.36)          (0.68)          (0.35)        (0.66)        (0.35)         (0.66)
  Net Realized Gain ......................        --            (0.03)            --          (0.03)          --           (0.03)
                                               ------          ------          ------        ------        ------         ------
      Total Distributions ................      (0.36)          (0.71)          (0.35)        (0.69)        (0.35)         (0.69)
                                               ------          ------          ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD ...........     $10.40          $10.18          $10.39        $10.18        $10.39         $10.18
                                               ======          ======          ======        ======        ======         ======
TOTAL RETURN (2) .........................       5.84%           9.23%           5.64%        10.04%         5.63%          9.78%
                                               ======          ======          ======        ======        ======         ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ........    $87,233        $102,945          $2,037        $  845        $2,545         $2,198
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .........       1.00%*          1.00%*          1.25%*        1.25%*        1.25%*         1.25%*
  Net Investment Income to Average
    Net Assets ...........................       8.64%*          9.01%*          8.39%*        8.95%*        8.39%*         8.91%*
Ratios Before Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .........       1.18%*          1.27%*          1.48%*        1.59%*        1.44%*         1.55%*
  Net Investment Income to Average
   Net Assets ............................       8.47%*          8.74%*          8.16%*        8.61%*        8.20%*         8.61%*
Portfolio Turnover Rate ..................        140%             74%            140%           74%          140%            74%*

----------------

  * Annualized.

 ** Commencement of Fund Operations.

*** Initial offering of shares by the Fund.

(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                               PERIOD ENDED         PERIOD ENDED
                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                               -------------      -----------------
                       Premier Shares ......................       $0.03                $0.02
                       Retail Shares .......................       $0.03                $0.02
                       Group Retirement Plan Shares ........       $0.03                $0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown.
    Total returns for periods of less than one year are not annualized.



                              The accompanying notes are an integral part of the financial statements.


                                                       LIPPER U.S. EQUITY FUND
                                                        FINANCIAL HIGHLIGHTS
                                                  SELECTED PER SHARE DATA & RATIOS
                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (UNAUDITED)

                                                                                                           GROUP        GROUP
                                                                                                         RETIREMENT   RETIREMENT
                                           PREMIER SHARES  PREMIER SHARES  RETAIL SHARES  RETAIL SHARES  PLAN SHARES  PLAN SHARES
                                           --------------  --------------  -------------  -------------  -----------  -----------
                                               FOR THE       JANUARY 2,       FOR THE      JANUARY 5,      FOR THE     JANUARY 5,
                                             SIX MONTHS        1995**       SIX MONTHS       1996***     SIX MONTHS      1996***
                                                ENDED            TO            ENDED           TO           ENDED          TO
                                            JUNE 30, 1997   DECEMBER 31,   JUNE 30, 1997  DECEMBER 31,  JUNE 30, 1997  DECEMBER 31,
                                             (UNAUDITED)        1996        (UNAUDITED)       1996       (UNAUDITED)      1996
                                           --------------  --------------  -------------  -------------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD .....     $11.38          $10.00          $11.38        $10.00        $11.38       $10.00
                                               ------          ------          ------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ..............       0.08            0.18            0.09          0.11          0.11         0.07
  Net Realized and Unrealized Gain
   on Investments ........................       0.61            1.81            0.58          1.86          0.56         1.91
                                               ------          ------          ------        ------        ------       ------
     Total From Investment Operations ....       0.69            1.99            0.67          1.97          0.67         1.98
                                               ------          ------          ------        ------        ------       ------
DISTRIBUTIONS:
  Net Investment Income ..................       --             (0.19)           --           (0.17)         --          (0.18)
  Net Realized Gain ......................       --             (0.34)           --           (0.34)         --          (0.34)
  In Excess of Net Realized Gain .........       --             (0.08)           --           (0.08)         --          (0.08)
                                               ------          ------          ------        ------        ------       ------
     Total Distributions .................       --             (0.61)           --           (0.59)         --          (0.60)
                                               ------          ------          ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD ...........     $12.07          $11.38          $12.05        $11.38        $12.05       $11.38
                                               ======          ======          ======        ======        ======       ======
TOTAL RETURN (2) .........................       6.06%          19.81%           5.89%        19.62%         5.89%       19.69%
                                               ======          ======          ======        ======        ======       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ........    $14,943         $15,098            $725          $613          $639         $452
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .........       1.10%*          1.10%*          1.35%*        1.35%*        1.35%*       1.35%*
  Net Investment Income to Average
    Net Assets ...........................       1.49%*          1.68%*          1.21%*        1.31%*        1.31%*       1.29%*
Ratios Before Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .........       1.90%*          2.28%*          2.08%*        2.75%*        2.11%*       2.39%*
  Net Investment Income to Average
    Net Assets ...........................       0.69%*          0.50%*          0.49%*       (0.09)%*       0.55%*       0.25%*
Portfolio Turnover Rate ..................         66%            117%             66%          117%           66%         117%
Broker Commission Rate ...................    $0.0487         $0.0445         $0.0487       $0.0445       $0.0487      $0.0445

----------------

  * Annualized.

 ** Commencement of Fund Operations.

*** Initial offering of shares by the Fund.

(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                               PERIOD ENDED         PERIOD ENDED
                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                               -------------      -----------------
                       Premier Shares ......................       $0.04                $0.13
                       Retail Shares .......................       $0.06                $0.12
                       Group Retirement Plan Shares ........       $0.06                $0.06

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown.
     Total returns for periods of less than one year are not annualized.



                              The accompanying notes are an integral part of the financial statements.


                                                   PRIME LIPPER EUROPE EQUITY FUND
                                                        FINANCIAL HIGHLIGHTS
                                                  SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                            GROUP         GROUP
                                                                                                          RETIREMENT    RETIREMENT
                                            PREMIER SHARES  PREMIER SHARES  RETAIL SHARES  RETAIL SHARES  PLAN SHARES   PLAN SHARES
                                            --------------  --------------  -------------  -------------  -----------   -----------
                                               FOR THE         APRIL 1,        FOR THE       APRIL 11,      FOR THE      APRIL 12,
                                              SIX MONTHS        1996**        SIX MONTHS      1996***      SIX MONTHS      1996***
                                                ENDED            TO             ENDED          TO            ENDED          TO
                                             JUNE 30, 1997   DECEMBER 31,   JUNE 30, 1997  DECEMBER 31,  JUNE 30, 1997  DECEMBER 31,
                                              (UNAUDITED)        1996        (UNAUDITED)       1996       (UNAUDITED)      1996
                                            --------------  --------------  -------------  -------------  -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $11.25          $10.00          $11.25        $ 9.93        $11.24        $ 9.92
                                                ------          ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)(1) .........       0.07            0.04            0.06         (0.01)         0.06         (0.02)
  Net Realized and Unrealized Gain
   on Investments .........................       1.13            1.62            1.13          1.73          1.13          1.74
                                                ------          ------          ------        ------        ------        ------
      Total From Investment Operations ....       1.20            1.66            1.19          1.72          1.19          1.72
                                                ------          ------          ------        ------        ------        ------
DISTRIBUTIONS:
  Net Investment Income ...................        --            (0.02)            --          (0.01)          --          (0.01)
  Net Realized Gain .......................        --            (0.39)            --          (0.39)          --          (0.39)
                                                ------          ------          ------        ------        ------        ------
      Total Distributions .................        --            (0.41)            --          (0.40)          --          (0.40)
                                                ------          ------          ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD ............     $12.45          $11.25          $12.44        $11.25        $12.43        $11.24
                                                ======          ======          ======        ======        ======        ======
TOTAL RETURN (2) ..........................      10.67%          16.68%          10.58%        17.37%        10.59%        17.40%
                                                ======          ======          ======        ======        ======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .........    $75,098         $62,942            $918          $609          $292          $195
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets ..........       1.60%*          1.60%*          1.85%*        1.85%*        1.85%*        1.85%*
  Net Investment Income to Average
   Net Assets .............................       1.22%*          0.53%*          0.97%*       (0.13)%*       0.97%*       (0.43)%*
Ratios Before Expense Waiver and/or
 Reimbursement
  Expenses to Average Net Assets ..........       1.64%*          1.78%*          1.89%*        2.07%*        1.89%*        2.04%*
  Net Investment Income to Average
   Net Assets .............................       1.18%*          0.35%*          0.93%*       (0.35)%*       0.93%*       (0.62)%*
Portfolio Turnover Rate ...................         39%             34%             39%           34%           39%           34%
Broker Commission Rate ....................    $0.0507         $0.0746         $0.0507       $0.0746       $0.0507       $0.0746

----------------

  * Annualized.

 ** Commencement of Fund Operations.

*** Initial offering of shares by the Fund.

(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                                     PERIOD ENDED      PERIOD ENDED
                                                                     JUNE 30, 1997   DECEMBER 31, 1996
                                                                     -------------   -----------------
                       Premier Shares ...........................        $0.00             $0.01
                       Retail Shares ............................        $0.00             $0.02
                       Group Retirement Plan Shares .............        $0.00             $0.01

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown.
    Total returns for periods of less than one year are not annualized.



                              The accompanying notes are an integral part of the financial statements.


                             THE LIPPER FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of June 30, 1997 the Company was comprised of three diversified portfolios (each referred to as the "Fund" and collectively as the "Funds"): Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund commenced investment operations on January 2, 1996. The Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund were both funded as registered investment companies on April 1, 1996 with a contribution of securities to each Fund from a corresponding limited partnership
(see Note G).

     The Lipper High Income Bond Fund seeks high current income by investing primarily in high yield securities with maturities of less than 10 years. The Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalization in excess of $500 million. The Prime Lipper Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of issuers located in Europe that have strong levels of growth based on such factors as liquidity, financial strength, earnings growth, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Prime Lipper Europe Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or reported and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1996 to December 31, 1996 the U.S. Equity Fund and the Prime Lipper Equity Fund incurred and elected to defer until January 1, 1997 for U.S. Federal income tax purposes net capital and net currency losses of approximately $85,252 and $6,147, respectively.

     At June 30, 1997 cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:


                                                                                                        NET
                                                                                                   APPRECIATION
          FUND                                        COST        APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
          ----                                        ----        ------------   --------------   --------------
Lipper High Income Bond Fund ...................  $116,741,063     $ 2,616,458       $ (17,642)    $ 2,598,816
Lipper U.S. Equity Fund ........................    13,943,993       2,572,684        (148,883)      2,423,801
Prime Lipper Europe Equity Fund ................    56,475,681      18,374,812        (477,059)     17,897,753


                             THE LIPPER FUNDS, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Prime Lipper Europe Equity Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Lipper High Income Fund intends to distribute substantially all of its net investment income monthly. The Lipper U.S. Equity and Prime Lipper Europe Equity Funds intend to distribute substantially all of their net investment income annually. Net realized capital gains, if any, will be distributed at least annually by each Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

                             THE LIPPER FUNDS, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     6. PURCHASED AND WRITTEN OPTIONS: Each Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. Each Fund may purchase a put or call option to close out a written put or call option or write a put or call option to close out a purchased put or call option. This closing out would be in lieu of taking or making delivery of the underlying securities.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce a Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     During the period ended June 30, 1997 the Lipper U.S. Equity Fund participated in writing call options. The Fund had option activity as follows:

                                                       NUMBER OF
                                                       CONTRACTS        PREMIUM
                                                       ---------        --------
Options outstanding at December 31, 1996 ............     348          $ 94,792
Options written during the period ...................   1,378           456,249
Options closed during the period ....................  (1,296)         (344,260)
                                                       ------          --------
Options outstanding as of June 30, 1997 .............     430          $206,781
                                                       ======          ========

     7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses that are directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a fund are charged to such class of shares based upon their relative net assets.

     8. ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five year period.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "U.S. Adviser") serves as the investment adviser to the Lipper High Income Bond Fund and Lipper U.S. Equity Fund. Prime Lipper Asset Management (the "European Adviser" and together with the U.S. Adviser, the "Advisers") serves as the investment adviser to the Prime Lipper Europe Equity Fund. Under the terms of separate Investment Advisory Agreements (the "Agreements"), the

                             THE LIPPER FUNDS, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

Advisers provide investment advisory services for a fee calculated at an annual rate of 0.75%, 0.85% and 1.10% of the average daily net assets of the Lipper High Income Bond, Lipper U.S. Equity and Prime Lipper Europe Equity Funds, respectively. From time to time, the Advisers may voluntarily waive, for a period of time, all or a portion of the fee to which they are entitled under their Agreements with the Funds. Until further notice, the Advisers have agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to average net assets of not more than the following:


                                                                                             GROUP
                                                      PREMIER SHARES    RETAIL SHARES   RETIREMENT SHARES
                                                      --------------    -------------   ------------------
Lipper High Income Bond Fund ........................     1.00%             1.25%           1.25%
Lipper U.S. Equity Fund .............................     1.10%             1.35%           1.35%
Lipper Europe Equity Fund ...........................     1.60%             1.85%           1.85%


C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. Under a separate agreement Chase also acts as the Company's custodian for each Fund's assets. The Company is subject to a minimum annual fee per Fund of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for each Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Advisers or any of their affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P. serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of each Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into servicing agreements with respect to each Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of each Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the period ended June 30, 1997, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

           FUND                                  PURCHASES            SALES
           ----                                  ---------            -----
Lipper High Income Bond Fund ...............    $69,477,969       $81,142,019
Lipper U.S. Equity Fund ....................      3,414,113         4,557,236
Prime Lipper Europe Equity Fund ............     17,820,929        13,115,531

     There were no long-term purchases or sales of U.S. Government securities.

                             THE LIPPER FUNDS, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

G. CAPITAL SHARE TRANSACTIONS: Capital share transactions for the period ended June 30, 1997 for each Fund, by class of shares, were as follows:


                                                                   LIPPER           LIPPER        PRIME LIPPER
                                                                 HIGH INCOME      U.S. EQUITY     EUROPE EQUITY
                                                                  BOND FUND          FUND             FUND
                                                                 -----------      -----------     -------------
PREMIER SHARES:
Issued--Regular ............................................      1,875,400          231,071         833,979
   --Distributions Reinvested ..............................        324,448              --              --
   --Contribution from Partnerships ........................            --               --              --
Redeemed ...................................................     (3,921,939)        (319,474)       (398,182)
                                                                 ----------         --------        --------
Net Increase (Decrease) ....................................     (1,722,091)         (88,403)        435,797
                                                                 ----------         --------        --------
RETAIL SHARES:
Issued--Regular ............................................        109,952           34,123          19,657
   --Distributions Reinvested ..............................          3,958              --              --
Redeemed ...................................................           (850)         (27,844)            --
                                                                 ----------         --------        --------
Net Increase (Decrease) ....................................        113,060            6,279          19,657
                                                                 ----------         --------        --------
GROUP RETIREMENT PLAN SHARES:
Issued--Regular ............................................         91,450           54,924          32,692
   --Distributions Reinvested ..............................          9,846              --              --
Redeemed ...................................................        (72,343)         (41,627)        (26,544)
                                                                 ----------         --------        --------
Net Increase (Decrease) ....................................         28,953           13,297           6,148
                                                                 ----------         --------        --------


H. OTHER: At June 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for each fund was as follows:


                                                         NO. OF            %
                                                      SHAREHOLDERS     OWNERSHIP
                                                      ------------     ---------
Lipper High Income Fund
 Premier Shares ....................................        2           25.14%
 Retail Shares .....................................        1           13.90%
 Group Retirement Shares ...........................        2           90.30%
Lipper U.S. Equity Fund
 Premier Shares ....................................        2           68.42%
 Retail Shares .....................................        3           66.37%
 Group Retirement Shares ...........................        2           91.16%
Prime Lipper Europe Equity Fund
 Premier Shares ....................................        1           10.95%
 Retail Shares .....................................        3           68.10%
 Group Retirment Plan Shares .......................        1           91.34%


     The Lipper High Income Bond Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

BOARD OF DIRECTORS                 KENNETH LIPPER
------------------                 Director, President and Chairman

                                   ABRAHAM BIDERMAN
                                   Director and Executive Vice President

                                   STANLEY BREZENOFF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISERS                Lipper & Company, L.L.C and
-------------------                Prime Lipper Asset Management
                                   101  Park  Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

ADMINISTRATOR AND                  Chase Global Funds Services Company
TRANSFER AGENT                     73 Tremont Street, 9th floor
-------------------                Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
---------                          770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
-------------                      425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANT             Price Waterhouse LLP
----------------------             1177 Avenue of the Americas
                                   New York, NY 10036